Newmont… a new day dawning

NEWMONT™

The Gold Company

Denver Gold Show September 10, 2008 Exhibit 99.1

September 10, 2008

Cautionary Statement
This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbor created by such sections. Such forward-looking statements include, without limitation, (i) estimates of future mineral production and sales; (ii) estimates of future costs applicable to sales, other expenses and taxes for specific operations, and on a consolidated basis; (iii)
estimates of future capital expenditures, construction, production, or closure activities; and (iv) statements regarding potential cost savings, productivity, operating performance, cost structure and competitive position.
Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-
looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements.
Such risks include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks in the countries in which we operate, and governmental regulation and judicial outcomes. For a more detailed discussion of such risks and other factors, see the Company’s 2007 Annual
Report on Form 10-K, filed on February 21, 2008, with the Securities and Exchange Commission, as well as the Company’s other SEC filings. The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.
Explanation of Non-GAAP Measures and Certain Metrics
This presentation contains the non-GAAP financial measure adjusted net income and a reconciliation of adjusted net income to net income calculated in accordance with GAAP.  Adjusted net income is not, and should not, be used in isolation or as an alternative to GAAP net income as reflected in the Company's consolidated financial statements.  For further information concerning the use of adjusted net income by the
Company and analysts, see the 2008 Earnings Release on Form 8-K furnished by the Company to the
Securities and Exchange Commission on or about July 24, 2008, and the Company's other SEC reports.

September 10, 2008

The Year In Review
New management team in place
Renewed focus on core business
Continued to establish operating performance record
Demonstrated leadership in safety, sustainability and environmental responsibility
Deliver Yanacocha gold mill
Deliver Nevada power plant
Continue to deliver consistently strong operating and project performance
Deliver Boddington project
Update Hope Bay development plans
Stage gate decisions on Conga and Akyem

September 10, 2008

NEM 2008 Guidance NEM 2007
In the last 12 months:
Where we want to be in 12 months:
Continue to deliver consistently strong operating performance
Execute on revised Phoenix mine plan
Progress Batu Hijau divestiture
Operational Execution
Leeville – At Full Production Phoenix – Revised Plan Complete Peer Average – More than 25%
$389
Up ~12%
$425 - $450

September 10, 2008

Project Pipeline
Project Execution
Execution Operations Stage 1 Stage 2 Stage 3 Stage 4
Gate
Gate 4
Ensure single option is
optimized, predictable
and competitive
Gate
Gate 3
Select a single
option to achieve
Business Case
Gate
Gate 2
Determine if a
Business Case
exists
Gate
Gate 1
Advance viable
business
opportunities
NV
Power
Plant
Boddington
Yanacocha
Gold Mill
Ahafo
North
Callie
Deeps
Gold
Gate 3
Decision
Q4 2008
Conga
Gate 2
Decision
Q4 2008
Euronimba
Nassau
FALC
JV
Hope
Bay
Akyem
Subika
UG
Boddington
Moly
Yanacocha
Sulfides
Turf
Elang
GQ West
Wall
Layback
Buffalo
Valley
Emigrant
Copper
Power
Diamonds
Molybdenum
Iron Ore
Gate 3
Decision
2009
Phoenix
Cu
Leach

September 10, 2008

Boddington
Project Execution
•
~83% complete as of August 31st
• Upon completion, will be Australia’s largest gold
producer and a major contributor to Newmont’s
annual gold production
—
First 5 year average annual equity production of
600k to 700k ounces
—
Expected mine life in excess of 20 years
Execution Operations Stage 1 Stage 2 Stage 3 Stage 4 Gate Gate Gate Gate
Boddington
• Ongoing industry-wide inflation and tightening Australian labor market expected to extend schedule, resulting in higher costs
• Working closely with our partners toward project start-up in early to mid 2009
• Will provide updated capital cost estimate and project completion schedule during the third quarter earnings call

NEWMONT
The Gold Company

TURF
Previous Interpretation
New Interpretation
8.2m / 14.4g
23.5m / 13.4g
4.3m / 24.7g
6.7m / 30.5g
17.4m / 16.5g
West Bounding Fault
50 Feet

September 10, 2008

Nevada Exploration Target: Turf
Exploration and Growth
Turf
• ~1 km NW of Leeville
• Driving drift over top of target
• Prospect is larger than surface drilling
indicated
• High-grade (+15 g/t) upside potential
• 2008 budget of ~$4 million
Execution Operations Stage 1 Stage 2 Stage 3 Stage 4 Gate Gate Gate Gate
Turf

September 10, 2008

Callie Deeps, Australia
Exploration and Growth
• Drilling for NRM and reserve conversion
• Base case of ~25 million tonnes at 4.5 grams per tonne
• Located in AAA-rated country
• Metallurgical testing underway
Selected Auron and Asok
Intersections
25m @ 6.0 g/t
39m @ 11.9 g/t
35m @ 6.3 g/t
5m @ 36.1 g/t
18m @ 5.6 g/t
Visible Gold from Auron core
Execution Operations Stage 1 Stage 2 Stage 3 Stage 4 Gate Gate Gate Gate
Callie Deeps
Federation
Asok
Auron
Callie
Mined
Reserve
NRM
PEM
Potential
Extensions
September 10, 2008

NEWMONT
The Gold Company

Arctic
Ocean
Hope Bay
Northwest
Territories
Nunavut

September 10, 2008

Hope Bay, Canada
Exploration and Growth
Project Status
• Year-round airstrip and Doris road
complete
• Camp infrastructure under construction
• Drilling campaign targeting NRM in 2009
2
~$30 million budget in 2008
• Stage 2 studies underway
2
~$40 million budget in 2008
Execution Operations Stage 1 Stage 2 Stage 3 Stage 4 Gate Gate Gate Gate
Hope Bay

September 10, 2008

H1 2008 Highlights
• Adjusted net income (1) of $616 M ($1.36/share)
• GAAP net income of $647 M ($1.43/share)
• Net cash provided from continuing operations of $976 M ($2.15/share)
• Equity gold sales of 2.56 Mozs at CAS of $417/oz
• Commercial production at Nevada power plant and Yanacocha gold mill
• Only senior to maintain gold sales and cost guidance through Q2
(1)
Refer to Slide 20 for reconciliation to GAAP Net income per share

September 10, 2008

H1 2007 H1 2008
$657
$917
40%
H1 2007 H1 2008
$247
$500
102%
H1 2007 H1 2008
$0.51
$2.15
322%
Why Newmont?
• Most value per share in the peer group
2
Highest NA senior gold sales per share in H1 2008
2
Highest EPS and CFPS in H1 2008
2
Highest per share leverage to the gold price (RBC, BMO, CIBC, JPMorgan)
2
Only NA senior to maintain gold sales and cost guidance through Q2 2008
(1)
Refer to Slide 23, footnote #1
(2)
Refer to Slide 20 for reconciliation to GAAP Net income per share
(3)
Refer to Slide 21 for reconciliation to GAAP Net cash provided from (used in) operations
Average Realized Price
($/ounce)
Operating Margin - Gold (1)
($/ounce)
Adjusted Net Income (2)
($/share)
Adjusted Cash provided from
Continuing Operations (3)
($/share)
H1 2007 H1 2008
$0.32
$1.36
325%

September 10, 2008

Leading the Peers in Cost Containment
Source: Company reports
(1)
Gold equivalent basis
(2)
Represents actual results from fiscal years ended June 30, 2007 and June 30, 2008
(3)
By-product basis.  Guidance is “Less than $300/oz”
12%
18%
24%
27%
27%
84%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
Newmont Kinross
(1)
Barrick AngloGold Gold
Fields
(2)
Goldcorp
(3)
Lowest forecasted cost
inflation in peer group
Cost inflation from 2007 actual costs to latest 2008 guidance ($/oz)

September 10, 2008

Another View of Costs
First Half 2008
Avg. Realized Gold Price = $917
(1) Refer to slide 22 for a reconciliation to Costs Applicable to Sales per ounce
(2) As of September 5, 2008
(3) Based on Q2 unit distributions of $1.00 per unit remaining constant in Q3 and Q4
• Canadian Oil Sands Trust
2
Unrealized gain of ~$1.1 B
(2)
2
Cash distributions of ~$120 M
in 2008
(3)
2
Distributions offset ~25% of
Newmont’s oil exposure
(3)
• Nevada power plant estimated
annual CAS savings of ~$70 – $80
million
• Active A$ and diesel hedging
programs
Managing gold production costs
$417
$301
$283
$500
$616 $634
CAS/oz
CAS/oz,
net of Cu
credits
(1)
CAS/oz, net of
Cu credits and
COS Income
(1)
Copper
Credits
Copper
Credits
COS
Income

September 10, 2008

Superior Per Share Leverage
Source: RBC “North American Gold Equities Sensitivity to Rising Gold”, 7-18-08
2009E CFPS @ $800 gold
2009E CFPS @ $1000 gold
RBC Estimated Cash Flow per Share Leverage to the Gold Price
$2.21
$1.49
$2.26
$3.92
$3.94
$6.36
$1.21
$1.46
$1.51
$2.99
$2.77
$4.25
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
Newmont Barrick Agnico-Eagle Kinross Goldcorp Yamana

September 10, 2008

In the last 12 months:
Divested non-core royalty assets for ~$1.3 billion
Eliminated hedge book at ~$655/oz
Nearing completion of 5 year intensive capital reinvestment period
Holding Canadian Oil Sands
Where we want to be in 12 months:
Continue to deliver consistently strong operating and project performance
Identify and implement aggressive cost cutting and operational efficiencies
Optimize portfolio of high-value diversified assets
Deliver shareholder wealth creation
Financial Strength and Flexibility

September 10, 2008

Gold Price Outlook
Short-Term Fluctuations Expected
• Despite the gold price decline in early August, gold continues to trade within expected range (approx. $800 – $1000/oz)
• 16 month consolidation period with reduced volatility should revive jewelry demand
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
$1,300
Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10
~$1,300 - $1,400/oz
Source: Reuters
Last update:
September 5, 2008
~20% Trading
Range
~16 Month
Consolidation
~16 Month
Consolidation
~20% Trading
Range
~70% increase from
previous trading range
~80% increase from
previous trading range

September 10, 2008

Gold Price Outlook
Bullish Long-Term Expectations
• Declining mine production, total cost of production rising
2
“Big Four” mine production down 28% from 2001
2
Total mine production down 6% from 2001
2
Lead time for new projects has lengthened, costs escalated
Source: GFMS
"Big Four" Mine
Production -
down 28%
Other Mine
Production -
up 12%
Scrap Supply
Deficit
Total Demand
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
2001 2002 2003 2004 2005 2006 2007
Jewelry Demand
Total mine
production -
down 6%

Dollar Index (Axis Inverted)
Gold ($/oz)
1/3/2006
7/3/2006
1/3/2007
7/3/2007
1/3/2008
7/3/2008
1/3/2009

September 10, 2008

Gold Price Outlook
Bullish Long-Term Expectations
• Gold remains negatively correlated to US dollar
Dollar should decline against emerging currencies
Current account and trade deficits imply further dollar weakness
Source: Reuters, Federal Reserve Statistics

87 $500
$575
$650
$725
$800
$875
$950
$1,025
GOLD
US Trade-Weighted Dollar
Index (Major Currencies)
Last date: September 5, 2008
—
—

Reference Slides

September 10, 2008

Reconciliation from Adjusted Net Income
to GAAP Net Income
$          - $           - $   (0.01) $ (5) Western Australia gas interruption
$          - $           - $ (0.12) $ (56) Write-down of marketable securities
$   (0.02) $     (11) $ (0.09) $ (41) Reclamation obligations
$          - $           - $   0.28 $       129 Income taxes
$ (0.02) $ (8) $         - $          - Senior management retirement
$ (0.06) $ (25) $         - $          - Batu Hijau minority loan repayment
$  (1.02) $   (460) $         - $          - Settlement of gold contracts
$   (4.42) $ (1,994) $ 1.43       $ 647           GAAP Net income
$ (3.62)    $ (1,633)             $ 0.01 $ 4                 Income from discontinued operations
$  (0.80)     $  (361)         $ 1.42       $     643           GAAP Income from continuing operations
$       0.32   $      143 $    1.36 $        616 Adjusted net income
Per Share
Q2 2007
YTD Per Share
Q2 2008
YTD Description ($ million except per share, after-tax)

September 10, 2008

Reconciliation from Adjusted Net Cash Provided from
Continuing Operations to GAAP Net Cash Provided from
(used in) Operations
$   (0.61) $     (276) $         - $           -
Settlement of pre-acquisition Australian income taxes
of Normandy
$ (1.28) $       (578) $         - $           -
Pre-tax settlement of price-capped forward sales
contracts
$   (1.24) $ (563) $ 1.90       $ 864           GAAP Net cash provided from (used in) operations
$ 0.14    $ 61             $ (0.25) $ (112)
Net cash (used in) provided from discontinued
operations
$  (1.38)     $  (624)         $ 2.15       $     976
GAAP Net cash provided from (used in) continuing
operations
$       0.51   $      230 $    2.15 $        976
Adjusted net cash provided from continuing
operations
Per Share
Q2 2007
YTD Per Share
Q2 2008
YTD Description ($ million except per share)

September 10, 2008

Reconciliation from CAS per Ounce to CAS per Ounce,
Net of Copper By-Products and COS Income
$ (116) Copper credits (copper revenues less costs applicable to sales – copper)
$   283 Costs applicable to sales – gold, net of copper credits and COS income
$ (18)          Canadian Oil Sands Trust income
$  301        Costs applicable to sales – gold, net of copper credits
$        417   GAAP Costs applicable to sales – gold
June
2008 YTD Description ($ per ounce)

September 10, 2008 23 Footnotes 1. “Operating Margin – Gold” defined as average realized price per ounce less costs applicable to sales per ounce, excluding amortization and accretion